ALL-AMERICAN TERM TRUST INC.                                       ANNUAL REPORT

                                                           March 15, 2000

Dear Shareholder,

We are pleased to present you with the annual report for All-American Term Trust Inc. (the "Trust") for the fiscal year ended January 31, 2000.


MARKET REVIEW
--------------------------------------------------------------------------------
Slightly more than a year ago, the world seemed on the brink of a precipice. It all began in August 1998 with a Russian devaluation and ensuing default, which exposed the excessive leverage in the system (hedge funds and dealers). A global margin call caused the capital markets to seize up and a massive "flight-to-quality" into U.S. Treasurys occurred. Investors braced for a global recession or depression marked by rampant deflation. In January of 1999, fears of deflation turned to fears of inflation as evidence mounted that the global economy was not collapsing but actually rebounding. With the resumption of global growth and the continuation of one of the longest U.S. expansions on record, interest rates began to rise, creating difficult conditions for the bond markets.

Faced with an extremely tight labor market and accelerating global growth, the Federal Reserve (the Fed) raised the Federal Funds rate three times during 1999, by 25 basis points each time (bps; a basis point equals one one-hundredth of one percent). These increases reversed the 75 bps of emergency easings engineered in late 1998 to stave off the global financial crisis. The 30-year Treasury bond's yield increased from 5.18% on January 31, 1999 to 6.49% on January 31, 2000, one of its worst performances ever. At the same time, short-term rates rose significantly, with 90-day T-bills moving from a yield equivalent of 4.51% at the beginning of the fiscal year, to a yield of 5.69% at its close.

In January 2000, the U.S. Treasury announced a larger than expected $30 billion repurchase of Treasury securities over the calendar year, focused primarily on longer maturity debt. Demand for long-term Treasurys surged briefly, causing widespread losses among investors who had used Treasury securities to hedge their trading positions. Spreads in the high-grade (e.g., mortgage backed and corporate) bond markets widened, resulting in price declines for those markets. (The spread is the difference in yield or income securities must pay to compensate for their greater risk relative to U.S. Treasurys.)


ALL-AMERICAN TERM TRUST INC.

PROFILE

Investment Objective:
High current income, consistent
with capital preservation. The
Trust will terminate on or about
January 31, 2003

Portfolio Managers:
Julieanna M. Berry and
James F. Keegan,
Mitchell Hutchins
Asset Management Inc.

Commencement:
March 1, 1993

NYSE Symbol:
AAT

Dividend Payments:
Monthly

ALL-AMERICAN TERM TRUST INC.                                       ANNUAL REPORT


PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE AND HIGHLIGHTS

Average Annual Returns, Periods Ended 1/31/00(1)

                                                                      Since Inception
                                    6 Mos.(2)     1 Yr.      5 Yrs.        3/1/93
-----------------------------------------------------------------------------------------------
Net Asset Value Return(3)             0.84%      -0.04%       6.89%        5.44%
Market Price Return(4)               -0.66%      -2.99%       7.67%        4.71%
-----------------------------------------------------------------------------------------------

Share Price, Dividend and Yield                                            1/31/00
-----------------------------------------------------------------------------------------------
Net Asset Value                                                            $13.02
Market Price                                                               $11.88
12-Mo. Dividend                                                             $0.87
Market Yield(5)                                                             6.06%
IPO Yield(6)                                                                4.80%
-----------------------------------------------------------------------------------------------

Portfolio Characteristics*                          1/31/00                7/31/99
-----------------------------------------------------------------------------------------------
Weighted Average Maturity                          5.00 yrs               5.76 yrs
Weighted Average Duration                          3.22 yrs               3.31 yrs
Net Assets ($mm)                                    $178.5                 $182.6
Leverage                                            28.43%                 30.21%
-----------------------------------------------------------------------------------------------


The Trust benefited from its shorter duration (a measure of a bond portfolio's sensitivity to interest-rate changes) in a rising rate environment, as well as the general tightening that occurred in the corporate market. In the finance sector, current holdings include Lehman Brothers (2.4%) and Goldman Sachs (0.8%).* A recent addition is Finova Capital Corp. (1.6%), a commercial-finance company that caters to the small-to-midsize business group. In the cable/media sector, the Trust continues to find value in News America Holdings (3.7%), a leading international media company. In the energy sector, the Trust increased its exposure to Enron Corp. through its investment in Osprey Trust (1.6%). Duration is constrained at about three years, since the Trust will terminate on or about January 31, 2003.

(1) Returns do not reflect any commissions and are not representative of the performance of an individual investment. The Trust's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. Past performance is no guarantee of future results.
(2) NAV and market price returns for periods of less than one year are not annualized.
(3) NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.
(4) Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.
(5) Market yield is calculated by multiplying the January distribution by 12 and dividing by the Trust's closing price on January 31, 2000.
(6) IPO yield is calculated by multiplying the January distribution by 12 and dividing by the initial public offering price.
* Weightings represent percentages of portfolio assets as of January 31, 2000, unless indicated otherwise. The Trust's portfolio is actively managed and its composition will vary over time.


Portfolio Composition*

1/31/00

Corporates                    57.1%

ARMs/Mortgages                28.4%

Municipals                     8.7%

Treasurys/Agencies             2.0%

Cash & Cash Equivalents        3.8%



7/31/99

Corporates                    58.6%

ARMs/Mortgages                30.2%

Municipals                     8.2%

Treasurys/Agencies             1.9%

Cash & Cash Equivalents        1.1%

ALL-AMERICAN TERM TRUST INC.                                       ANNUAL REPORT


MANAGEMENT CHANGE

Effective February 2000, James F. Keegan and Julieanna Berry are responsible for the day-to-day management of the Trust's portfolio. Mr. Keegan is a senior vice president of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P. Ms. Berry is a first vice president of Mitchell Hutchins, where she has been employed as a portfolio manager since 1989.


Credit Quality*                          1/31/00               7/31/99
---------------------------------------------------------------------------
AAA                                        43.0%                  41.4%
AA                                          0.8                    2.0
A                                          11.6                    9.8
BBB                                        22.2                   21.7
BB                                          7.4                    8.3
B                                           9.5                   11.9
Non-Rated                                   5.2                    4.6
Below B                                     0.3                    0.3
----------------------------------------------------------------------------
Total                                     100.0                  100.0



OUTLOOK
--------------------------------------------------------------------------------

With Y2K apparently a non-event, we think the Fed will focus initially on its near-term chore of mopping up the flood of liquidity it provided to the banking system ahead of the year-end changeover. Beyond that, however, is the more enduring question of how much growth the economy can enjoy without re-igniting inflation. Interest rates appear headed higher, with unemployment at 30-year lows, consumer confidence near record highs, equity markets ebullient and economic expansion underway around much of the globe.

At its most recent Open Market Committee meeting in March the Fed again raised rates by 25 bps. We expect an active Fed and rising rates across the yield curve in the first half of 2000. We look for moderating economic growth in the second half of the year, and believe interest rates will recede in response to slowing growth and the absence of real inflationary pressure. In this environment, we believe the spread sectors--mortgages, agencies and investment-grade corporate bonds--will perform well.


* Weightings represent percentages of portfolio assets as of January 31, 2000, unless indicated otherwise. The Trust's portfolio is actively managed and its composition will vary over time.




Top Five Sectors*

1/31/00

Finance/Banking          13.9%
Municipals                8.6%
Energy                    7.6%
Cable/Media               6.8%
Diversified Industrials   4.3%


Top Five Sectors*

7/31/99

Finance/Banking          10.1%
Municipals                8.2%
Energy                    7.0%
Cable/Media               6.9%
Diversified Industrials   6.0%

ALL-AMERICAN TERM TRUST INC.                                       ANNUAL REPORT

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on All-American Term Trust Inc. or a fund in the PaineWebber Family of Funds,7 please contact your Financial Advisor.

Sincerely,



/s/ Margo Alexander

MARGO ALEXANDER
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.



/s/ Dennis L. McCauley

DENNIS L. MCCAULEY
Chief Investment Officer-- Fixed Income
Mitchell Hutchins Asset Management Inc.



/s/ James F. Keegan

JAMES F. KEEGAN
Portfolio Manager
All-American Term Trust Inc.



/s/ Brian M. Storms

BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.



/s/ Julieanna M. Berry

JULIEANNA M. BERRY
Portfolio Manager
All-American Term Trust Inc.




(7) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Trust performed during the fiscal year ended January 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

ALL-AMERICAN TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                        JANUARY 31, 2000


  Principal
   Amount                                                                 Maturity             Interest
    (000)                                                                   Dates                Rates               Value
  ---------                                                               --------              --------          ----------

Collateralized Mortgage Obligations--0.38%
$  6,115    FNMA Trust 1993-41, Class H* (cost--$683,654) ........         03/25/23               7.000%          $  672,478
                                                                                                                 -----------

Federal Home Loan Mortgage Corporation Certificates--8.17%
  14,361    FHLMC ARM (3)  (cost--$14,840,969) ...................         02/01/22               6.914           14,587,346
                                                                                                                 -----------

Federal National Mortgage Association Certificates--15.70%
   8,243    FNMA ARM .............................................        11/01/23                7.304            8,481,600
  20,000    FNMA COFI ARM ........................................           TBA                  6.023           19,543,750
                                                                                                                 -----------

Total Federal National Mortgage Association Certificates
  (cost--$28,026,258) ............................................                                                28,025,350
                                                                                                                 -----------

Government National Mortgage Association Certificates--15.45%
  27,382    GNMA II ARM  (cost--$27,676,089) .....................   05/20/23 to 08/20/24   6.375 to 6.750        27,572,641
                                                                                                                 -----------

U. S. Government Agency Obligations--2.69%
   5,000    FNMA (3)  (cost--$5,110,530) .........................         04/15/03               5.750            4,803,390
                                                                                                                 -----------

Corporate Bonds--73.39%
Automotive--0.51%

   1,000    HDA Parts Systems Incorporated .......................        08/01/05              12.000               905,000
                                                                                                                 -----------

Banking--5.92%

   3,000    Capital One Bank .....................................        02/15/03               6.375            2,878,824
   2,000    PNC Funding Corporation ..............................        03/01/03               6.875            1,955,324
   6,000    Providian National Bank ..............................        03/15/03               6.700            5,727,540
                                                                                                                 -----------
                                                                                                                 10,561,688
                                                                                                                 -----------

Broker/Dealer--4.32%

   2,000    Goldman Sachs Group Incorporated .....................        02/01/03               6.250            1,920,446
   6,000    Lehman Brothers Holdings Incorporated ................   04/01/03 to 04/15/03   6.250 to 7.250        5,785,832
                                                                                                                 -----------
                                                                                                                  7,706,278
                                                                                                                 -----------

Cable--4.24%

   2,000    Adelphia Communications Corporation ..................        10/01/02               9.250            1,995,000
   3,500    International CableTel Incorporated ..................        04/15/05              12.750+           3,535,000
   2,000    Telecommunications  Incorporated .....................        01/15/03               8.250            2,038,130
                                                                                                                 -----------
                                                                                                                  7,568,130
                                                                                                                 -----------

Communications-Fixed--3.43%

   2,110    GST USA Incorporated .................................        12/15/05              13.875+           1,645,800
   5,000    Hyperion Telecommunications Incorporated .............        04/15/03              13.000+           4,475,000
                                                                                                                 -----------
                                                                                                                  6,120,800
                                                                                                                 -----------

Consumer Manufacturing--0.48%
   1,000    Decora Industries Incorporated .......................        05/01/05              11.000              860,000
                                                                                                                 -----------

Energy--5.78%

   3,000    Enron Corporation ....................................        04/01/03               9.125            3,109,965
   2,000    Northern Offshore ASA ................................        05/15/05              10.000            1,180,000
   1,715    Orion Refining Corporation** .........................        11/15/04              10.000            1,543,809
   5,000    R & B Falcon Corporation .............................        04/15/03               6.500            4,475,000
                                                                                                                 -----------
                                                                                                                 10,308,774
                                                                                                                 -----------

ALL-AMERICAN TERM TRUST INC.


  Principal
   Amount                                                             Maturity             Interest
    (000)                                                               Dates                Rates                   Value
  ---------                                                           --------              --------              ----------

Corporate Bonds (continued)

Finance--7.55%
$  4,000    Finova Capital Corporation MTN .......................    02/18/03                 6.110%            $3,841,068
   4,000    General Motors Acceptance Corporation ................    01/22/03                 5.875              3,814,928
   4,000    Osprey Trust Incorporated ............................    01/15/03                 8.310              3,974,664
   2,000    Reliance Group Holdings Incorporated .................    11/15/00                 9.000              1,850,000
                                                                                                                -----------
                                                                                                                 13,480,660
                                                                                                                -----------

Food & Beverage--6.23%
   3,375    Iowa Select Farms L.P.** .............................     12/01/05               10.750              1,687,500
   3,000    Mrs. Fields Original Cookies Incorporated ............     12/01/04               10.125              2,400,000
   6,000    Nabisco Incorporated .................................     02/01/03(b)             6.125              5,689,770
   1,500    Packaged Ice Incorporated ............................     02/01/05                9.750              1,335,000
                                                                                                                -----------
                                                                                                                 11,112,270
                                                                                                                -----------

Freight, Air, Sea & Land--3.08%
   5,500    Airborne Freight Corporation .........................    12/15/02                 8.875              5,497,580
                                                                                                                -----------

General Industrial--1.06%
   2,000    J.B. Poindexter & Company  Incorporated ..............    05/15/04                12.500              1,890,000
                                                                                                                -----------

Healthcare--3.24%
   6,000    Tenet Healthcare Corporation .........................    01/15/03                 7.875              5,790,000
                                                                                                                -----------

Hotels, Lodging--2.20%
   4,000    Hilton Hotels Corporation ............................    07/15/02                 7.700              3,924,932
                                                                                                                -----------

Insurance--3.82%
   7,000    Prudential Insurance Company of America ..............    04/15/03                 6.875              6,812,085
                                                                                                                -----------

Media--5.76%
   2,000    InterAct Systems Incorporated** ......................    08/01/03                14.000              1,100,000
   9,000    News America Holdings Incorporated ...................    02/01/03                 8.625              9,184,752
                                                                                                                -----------
                                                                                                                 10,284,752
                                                                                                                -----------

Packaging--1.12%
   2,000    Grupo Industrial Durango S.A. ........................    07/15/01                12.000              2,005,000
                                                                                                                -----------

Restaurants--1.62%
   3,625    American Restaurant Group Incorporated ...............    02/15/03                11.500              2,890,938
                                                                                                                -----------

Service--1.81%
   1,000    Browning Ferris Industries Incorporated ..............    01/15/03                 6.100                890,000
   1,000    Premier Graphics Incorporated ........................    12/01/05                11.500                450,000
   2,000    Waste Systems International Incorporated # ...........    01/15/06                11.500              1,890,000
                                                                                                                -----------
                                                                                                                  3,230,000
                                                                                                                -----------

Steel/Oil--3.35%
   6,000    USX Corporation MTN ..................................    08/05/02                 7.990              5,978,400
                                                                                                                -----------

Technology--2.85%
   2,000    Ampex Corporation++ ..................................    03/15/03                12.000              2,010,000
   3,000    Comdisco Corporation MTN .............................    01/28/02                 9.500              3,074,742
                                                                                                                -----------
                                                                                                                  5,084,742
                                                                                                                -----------

ALL-AMERICAN TERM TRUST INC.


  Principal
   Amount                                                             Maturity              Interest
    (000)                                                               Dates                Rates                   Value
  ---------                                                           --------              --------              ----------
Corporate Bonds (concluded)

Tobacco--3.55%
$  6,500    Philip Morris Companies Incorporated .................    01/15/03                 7.250%            $6,342,518
                                                                                                                -----------

Transportation--0.42%
     850    Eletson Holdings Incorporated ........................    11/15/03                 9.250                739,500
                                                                                                                -----------

Utilities--1.05%
   1,890    Niagara Mohawk Power Corporation .....................    10/01/02                 7.250              1,872,022
                                                                                                                -----------

Total Corporate Bonds (cost--$139,767,090) .......................                                              130,966,069
                                                                                                                -----------


Convertible Bonds--3.03%
Communications--0.22%
     420    GST Telecommunciations Incorporated ..................    12/15/05                13.875+               399,000
                                                                                                                -----------

Energy--0.83%
   2,000    Key Energy Services Incorporated .....................    09/15/04                 5.000              1,480,000
                                                                                                                -----------

Service--0.36%
     797    Waste Systems International Incorporated .............    05/13/05                 7.000                645,663
                                                                                                                -----------

Technology--1.62%
   3,000    Softkey International Incorporated ...................    11/01/00                 5.500              2,883,750
                                                                                                                -----------

Total Convertible Bonds (cost--$5,478,513) .......................                                                5,408,413
                                                                                                                -----------


Zero Coupon Municipal Securities(1)--12.01%
     650    Bolingbrook Illinois Park District ...................    01/01/03                 5.475                560,567
     995    Cook County Illinois High School District ............    12/01/02                 6.124                863,640
   4,500    Houston Texas Independent School District ............    08/15/02              5.200 to 5.250        3,964,493
   7,000    Houston Texas Water & Sewer ..........................    12/01/02                 5.050              6,080,900
   1,000    Maricopa County Arizona School District ..............    01/01/02                 5.300                910,200
   3,895    NorthEast Independent School District Texas ..........    02/01/03                 5.150              3,342,962
   6,000    San Antonio Texas Electric & Gas .....................    02/01/03              5.150 to 5.900        5,151,870
     650    William County Illinois Community School District ....    12/15/02                 6.024                563,881
                                                                                                                -----------
Total Zero Coupon Municipal Securities (cost--$21,295,335) .......                                               21,438,513
                                                                                                                -----------

ALL-AMERICAN TERM TRUST INC.


  Number of
   Shares                                                                                                     Value
   ------                                                                                                     -----

Common Stocks(a)--1.47%
Food & Beverage--0.04%
  15,356    Packaged Ice Incorporated .....................................................................  $   71,022
                                                                                                             -----------

Gaming--0.07%
  30,000    Hollywood Casino Corporation ..................................................................     127,500
                                                                                                             -----------

Retail--1.14%
 261,250    Samuels Jewelers Incorporated++(2) ............................................................    2,024,687
                                                                                                             -----------

Service--0.10%
  43,575    Waste Systems International Incorporated ......................................................     179,747
                                                                                                             -----------

Technology--0.12%
  68,000    Ampex Corporation .............................................................................     221,000
                                                                                                             -----------

Total Common Stocks (cost-- $2,831,188) ...................................................................   2,623,956
                                                                                                             -----------


Preferred Stocks(a)--0.59%
Energy--0.03%
  62,298    Orion Refining Corporation ....................................................................      42,550
                                                                                                             -----------

Media--0.56%
   4,000    InterAct Systems Incorporated** ...............................................................   1,000,000
                                                                                                             -----------

Total Preferred Stocks (cost--$1,670,156) .................................................................   1,042,550
                                                                                                             -----------

 Number of
  Warrants
 ---------

Warrants(a)--0.08%
General Industrial--0.01%
   2,000    SabreLiner Corporation ........................................................................      20,000
                                                                                                             -----------

Media--0.06%
   4,000    InterAct Electronic Marketing Incorporated ....................................................          40
   4,000    InterAct Systems Incorporated .................................................................     100,000
                                                                                                             -----------
                                                                                                                100,040
                                                                                                             -----------

Service--0.01%
  30,000    Waste Systems International Incorporated** ....................................................      22,500
                                                                                                             -----------
Technology--0.00%
   3,000    Electronic Retailing Systems International ....................................................       3,000
                                                                                                             -----------
Total Warrants (cost--$143,976) ...........................................................................     145,540
                                                                                                             -----------

ALL-AMERICAN TERM TRUST INC.


  Principal
   Amount                                                                       Maturity          Interest
    (000)                                                                        Dates              Rates              Value
  ---------                                                                     --------          --------           ---------
Short-Term U.S. Government Agency Obligations--1.40%
$  2,500    Federal Home Loan Bank Discount Notes (cost--$2,491,597)            02/23/00             5.500%@         $2,491,597
                                                                                                                  -------------

Repurchase Agreement--3.24%
   5,785    Repurchase Agreement dated 01/31/00 with Dresdner Bank
               collateralized by $5,786,000 U.S. Treasury Notes,
               6.500% due 08/15/05 (value--$5,901,489); proceeds: $5,785,913
               (cost--$5,785,000)                                               02/01/00             5.680            5,785,000
                                                                                                                  -------------
Total Investments (cost--$255,800,355)--137.60%                                                                     245,562,843
Liabilities in excess of other assets--(37.60)%                                                                     (67,098,896)
                                                                                                                  -------------

Net Assets--100.00%                                                                                               $ 178,463,947
                                                                                                                  =============


---------
* Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
++   Illiquid securities representing 2.26% of net assets
@    Yield to maturity for discounted securities.
(a)  Non-income producing securities.
(b)  Maturity date reflects mandatory put date.
# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
(1) Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.
(2) Security is being fair valued by a management committee under the direction of the board of directors.
(3) Security, or a portion thereof, was pledged as collateral for the reverse repurchase agreement.
ARM Adjustable rate mortgage, the interest rate shown is the current rate at January 31, 2000.
COFI Cost-of-Funds Index.
MTN  Medium Term Note.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with approximate principal amount (generally +/-1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.





                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                             JANUARY 31, 2000



Assets:
Investments in securities, at value (cost--$255,800,355) ......................................     $245,562,843
Cash ..........................................................................................           40,048
Interest receivable ...........................................................................        3,449,073
Other assets ..................................................................................            1,458
                                                                                                    ------------
Total assets ..................................................................................      249,053,422
                                                                                                    ------------

Liabilities:
Payable for investments purchased .............................................................       55,889,816
Payable for reverse repurchase agreements .....................................................       14,304,000
Payable to investment adviser and administrator ...............................................          136,884
Accrued expenses and other liabilities ........................................................          258,775
                                                                                                    ------------
Total liabilities .............................................................................       70,589,475
                                                                                                    ------------

Net Assets:
Capital Stock--$0.001 par value; 100,000,000 shares authorized;
   13,706,667 shares issued and outstanding ...................................................      205,513,337
Undistributed net investment income ...........................................................        8,419,372
Accumulated net realized losses from investment transactions ..................................      (25,231,250)
Net unrealized depreciation on investments ....................................................      (10,237,512)
                                                                                                    ------------
Net assets applicable to shares outstanding ...................................................     $178,463,947
                                                                                                    ============

Net asset value per share .....................................................................           $13.02
                                                                                                          ======






                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.


STATEMENT OF OPERATIONS


                                                                                                     For the Year
                                                                                                         Ended
                                                                                                   January 31, 2000
                                                                                                   ----------------

Investment income:
Interest .....................................................................................       $16,222,347
                                                                                                     -----------


Expenses:
Investment advisory and administration .......................................................         1,650,611
Interest expense .............................................................................           660,500
Custody and accounting .......................................................................           107,040
Reports and notices to shareholders ..........................................................            75,491
Legal and audit ..............................................................................            63,783
Transfer agency fees .........................................................................            12,476
Directors' fees ..............................................................................            10,500
Other expenses ...............................................................................            83,224
                                                                                                     -----------
                                                                                                       2,663,625
                                                                                                     -----------
Net investment income ........................................................................        13,558,722
                                                                                                     -----------

Realized and unrealized gains (losses) from investment activities:
Net realized loss from investment transactions ...............................................       (14,050,156)
Net change in unrealized appreciation/depreciation of investments ............................           382,552
                                                                                                     -----------
Net realized and unrealized loss from investment activities ..................................       (13,667,604)
                                                                                                     -----------

Net decrease in net assets resulting from operations .........................................         $(108,882)
                                                                                                     ===========

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                             For the Years
                                                                                           Ended January 31,
                                                                                       ---------------------------
                                                                                           2000          1999
                                                                                       -----------    -----------
From operations:
Net investment income ............................................................     $13,558,722    $15,001,651
Net realized loss from investments ...............................................     (14,050,156)    (1,596,043)
Net change in unrealized appreciation/depreciation of investments ................         382,552    (16,150,151)
                                                                                       -----------    -----------
Net decrease in net assets resulting from operations .............................        (108,882)    (2,744,543)
                                                                                       -----------    -----------


Dividends to shareholders from:
Net investment income ............................................................     (11,924,800)   (13,569,600)
                                                                                       -----------    -----------
Net decrease in net assets .......................................................     (12,033,682)   (16,314,143)

Net assets:
Beginning of year ................................................................     190,497,629    206,811,772
                                                                                       -----------    -----------

End of year (including undistributed net investment income
   of $8,419,372 and $6,669,223, respectively) ...................................    $178,463,947   $190,497,629
                                                                                      ============   ============



                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CASH FLOWS


                                                                                                    For the Year
                                                                                                        Ended
                                                                                                  January 31, 2000
                                                                                                  ----------------

Cash flows used in operating activities:
Interest received ...........................................................................       $ 13,689,351
Operating expenses paid .....................................................................         (3,125,602)
Interest paid ...............................................................................           (646,792)
Purchase of short-term portfolio investments, net ...........................................         (6,554,597)
Purchases of long-term portfolio investments ................................................       (804,681,416)
Sales of long-term portfolio investments ....................................................        798,979,904
                                                                                                   -------------
Net cash flows used in operating activities .................................................         (2,339,152)
                                                                                                   -------------

Cash flows provided by financing activities:
Dividends paid to shareholders ..............................................................        (11,924,800)
Increase in reverse repurchase agreements ...................................................         14,304,000
                                                                                                   -------------
Net cash flows provided by financing activities .............................................          2,379,200
                                                                                                   -------------
Net increase in cash ........................................................................             40,048
Cash at beginning of year ...................................................................                 --
                                                                                                   -------------
Cash at end of year .........................................................................        $    40,048
                                                                                                   =============


Reconciliation of net decrease in net assets resulting from operations to net cash flows used in operating activities:

Net decrease in net assets resulting from operations ........................................        $  (108,882)
                                                                                                   -------------
Increase in investments, at value ...........................................................        (12,665,709)
Increase in interest receivable .............................................................            (18,251)
Decrease in other assets ....................................................................                914
Increase in payable for investments purchased ...............................................         11,562,460
Decrease in payable to custodian ............................................................         (1,096,510)
Decrease in payable to investment adviser and administrator .................................             (8,477)
Decrease in accrued expenses and other liabilities ..........................................             (4,697)
                                                                                                   -------------
Total adjustments ...........................................................................         (2,230,270)
                                                                                                   -------------
Net cash flows used in operating activities .................................................        $(2,339,152)
                                                                                                   =============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   All-American Term Trust Inc. (the "Trust") was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust will terminate on or about January 31, 2003.

   The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--The Trust calculates its net asset value based on the current market value for its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Trust. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   Repurchase Agreements--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   Reverse Repurchase Agreements--The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average monthly balance of reverse repurchase agreements outstanding during the year ended January 31, 2000 was $15,878,600 at a weighted average interest rate of 5.31%.

NOTES TO FINANCIAL STATEMENTS



   Dollar Rolls--The Trust enters into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price.

   Dividends and Distributions--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a liquidating distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at January 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At January 31, 2000, the components of net unrealized depreciation of investments were as follows:

       Gross appreciation (investments having an excess of value over cost) .........   $    695,891
       Gross depreciation (investments having  an excess of cost over value) ........    (10,933,403)
                                                                                        ------------

       Net unrealized depreciation of investments ...................................   $(10,237,512)
                                                                                        ============






   For the year ended January 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $816,243,876 and $798,979,904, respectively.

CAPITAL STOCK

   There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 13,706,667 shares outstanding at January 31, 2000, Mitchell Hutchins owned 9,263 shares.

NOTES TO FINANCIAL STATEMENTS


FEDERAL TAX STATUS

   It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about January 31, 2003, the Trust may retain a portion of its taxable income and will pay any applicable excise tax.

   At January 31, 2000, the Trust had a net capital loss carryforward of $21,227,537 which will expire by 2004 or upon termination of the Trust, whichever occurs sooner. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed. In accordance with U.S. Treasury Regulations, the Trust has elected to defer $3,674,556 of realized capital losses arising after October 31, 1999. Such losses are treated for tax purposes as arising on February 1, 2000.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended January 31, 2000, the Fund's undistributed net investment income was increased by $116,227, accumulated net realized losses from investment transactions were increased by $58,359 and capital stock was decreased by $57,868.

ALL-AMERICAN TERM TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year is presented below:


                                                                      For the Years Ended January 31,
                                                              --------------------------------------------------------------------
                                                                 2000          1999         1998           1997           1996
                                                              ---------     --------     ---------     -----------     ---------
Net asset value, beginning of year ........................   $   13.90     $  15.09     $   14.54     $    14.37      $  13.31
                                                              ---------     --------     ---------     -----------     ---------
Net investment income .....................................        0.99         1.09          1.15           1.10          1.19
Net realized and unrealized gains (losses) from investments       (1.00)       (1.29)         0.42           0.13          0.99
                                                              ---------     --------     ---------     -----------     ---------
Net increase (decrease) from investment operations ........       (0.01)       (0.20)         1.57           1.23          2.18
                                                              ---------     --------     ---------     -----------     ---------
Dividends from net investment income ......................       (0.87)       (0.99)        (1.02)         (1.06)        (1.12)
                                                              ---------     --------     ---------     -----------     ---------
Net asset value, end of year ..............................   $   13.02     $  13.90     $   15.09     $    14.54      $  14.37
                                                              =========     ========     =========     ===========     =========
Per share market value, end of year .......................   $   11.88     $  13.13     $   14.06     $    12.75      $  13.25
                                                              =========     ========     =========     ===========     =========
Total investment return (1) ...............................       (2.99)%       0.31%        18.93%          4.59%        19.34%
                                                              =========     ========     =========     ===========     =========

Ratios/Supplemental Data:
Net assets, end of year (000's) ...........................   $ 178,464     $190,498     $ 206,812     $   199,303     $ 196,997
                                                              ---------     --------     ---------     -----------     ---------
Expenses to average net assets ............................        1.45%+       1.09%         1.10%           1.18%         1.05%
Net investment income to average net assets ...............        7.39%        7.50%         7.81%           7.70%         8.49%
Portfolio turnover rate ...................................         320%         337%          398%            391%          415%
Asset coverage++ ..........................................   $   3,553          --             --              --            --

----------
+ Ratio includes 0.36% related to interest expense for the year ended January 31, 2000 which represents the cost of leverage to the Trust.
++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

ALL-AMERICAN TERM TRUST INC.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
All-American Term Trust Inc.

   We have audited the accompanying statement of assets and liabilities of All-American Term Trust Inc. (the "Trust"), including the portfolio of investments, as of January 31, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of January 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All-American Term Trust Inc. at January 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP

New York, New York
March 14, 2000

ALL-AMERICAN TERM TRUST INC.


TAX INFORMATION (unaudited)

   We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (January 31, 2000) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that the Fund made distributions during the fiscal year of $0.87 derived from net investment income and taxable as ordinary income.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Since the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

GENERAL INFORMATION (unaudited)

THE TRUST

   All-American Term Trust Inc. (the "Trust") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $69.5 billion in assets under management as of February 29, 2000.

SHAREHOLDER INFORMATION

   The NYSE ticker symbol for the Trust is "AAT". Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and weekly in Barron's, as well as numerous other publications.

   At a meeting held on December 17, 1999, The Trust's board of directors adopted several amendments to the Trust's bylaws. The bylaws were amended to specify that, under normal circumstances, a Trustee or officer of the Trust will serve as Chairman of stockholder meetings. The Chairman has the power to decide the order of business at stockholding meetings and is able to adopt and enforce procedures that govern action by meeting participants. The amendments clarify that the Chairman has the power to adjourn stockholder meetings. The amendments also increase the percentage of outstanding shares necessary for stockholders to call a special stockholders meeting from 25% to a majority of the shares that would be entitled to vote at the meeting.

ALL-AMERICAN TERM TRUST INC.

GENERAL INFORMATION (unaudited)(concluded)

DISTRIBUTION POLICY

   The Trust's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

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





                     [This Page Intentionally left blank.]

-------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.                 Meyer Feldberg
Chairman                               George W. Gowen
Margo N. Alexander                     Frederic V. Malek
Richard Q. Armstrong                   Carl W. Schafer
Richard R. Burt                        Brian M. Storms
Mary C. Farrell




PRINCIPAL OFFICERS

Margo N. Alexander                     Dennis L. McCauley
President                              Vice President

Victoria E. Schonfeld                  James F. Keegan
Vice President                         Vice President

Dianne E. O'Donnell                    Julieanna Berry
Vice President and Secretary           Vice President

Paul H. Schubert                       Mark Tincher
Vice President and Treasurer           Vice President








INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

Annual Report


---------------------------------
ALL-AMERICAN
TERM TRUST INC.
















JANUARY 31, 2000










                                   PAINEWEBBER
                        (C)2000 PaineWebber Incorporated
                               All rights reserved
                                   Member SIPC